Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 3

This AMENDMENT NO. 3 (this “Amendment”) to the Third Amended and Restated Credit Agreement, dated as of July 29, 2010 (as amended by Amendment No. 1, dated as of February 29, 2012, and Amendment No. 2, dated as of August 9, 2012 (the “Original Credit Agreement”), and as the Original Credit Agreement is amended hereby and further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), by and among H&E EQUIPMENT SERVICES, INC., a Delaware corporation (“H&E Delaware”), GREAT NORTHERN EQUIPMENT, INC., a Montana corporation (“Great Northern”), H&E EQUIPMENT SERVICES (CALIFORNIA), LLC, a Delaware limited liability company (“H&E California” and, together with H&E Delaware and Great Northern, each, a “Borrower” and, collectively, the “Borrowers”), the other Credit Parties named therein, the Lenders named therein, GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as Agent, BANK OF AMERICA, N.A., as Co-Syndication Agent, Documentation Agent, Joint Lead Arranger and Joint Bookrunner, and WELLS FARGO CAPITAL FINANCE, LLC, as Co-Syndication Agent, is entered into as of August 16, 2012 by and among the “Additional Revolving Lenders” named therein (the “Additional Revolving Lenders”), and the other Lenders signatory hereto (collectively, the “Incremental Lenders”) and the Agent. Unless otherwise provided, all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

R E C I T A L S:

WHEREAS, the Borrowers have requested that the Revolving Loan Commitments be increased by $82,500,000 of Incremental Revolving Loan Commitments (the “Amendment No. 3 Incremental Revolving Loan Commitments”) pursuant to Section 1.18 of the Credit Agreement;

WHEREAS, the Incremental Lenders are willing to provide the Amendment No. 3 Incremental Revolving Loan Commitments, but only on the terms and conditions set forth in this Amendment; and

WHEREAS, no consent of any Lender not providing the Amendment No. 3 Incremental Revolving Loan Commitments is required to permit the Amendment No. 3 Incremental Revolving Loan Commitments pursuant to Section 1.18 of the Credit Agreement or to effectuate this Amendment.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and subject to the terms and conditions hereof, the Borrowers, the Incremental Lenders and the Agent agree as follows:

Section 1.

AMENDMENTS

Subject to the satisfaction of the conditions to effectiveness referred to in Section 2 hereof, (a) Annex J of the Original Credit Agreement is hereby replaced in its entirety with Annex J attached hereto and (b) Deutsche Bank Securities Inc. is hereby named as Joint Lead Arranger and Joint Bookrunner.

Section 2.

CONDITIONS TO EFFECTIVENESS

The amendments provided in Section 1 hereof shall become effective at the date and time (the “Effective Date”), which must be on or prior to September 14, 2012, that:

(a)the Agent shall have received one or more counterparts of (i) this Amendment, executed and delivered by the Borrowers, the Incremental Lenders and the Agent, and (ii) the Consent and Reaffirmation in the form of Exhibit I hereto, executed and delivered by the Guarantors;

(b) the Agent shall have received in immediately available funds and without offset or deduction of any kind for the pro rata benefit of each Incremental Lender a non-refundable fee in an amount equal to 0.25% of (i) in the case of any Incremental Lender (other than the Additional Revolving Lender), the amount of the increase in the Revolving Loan Commitment of such Incremental Lender as reflected on Annex J attached hereto or (y) in the case of the Additional Revolving Lender, the amount of the Additional Revolving Lender’s Revolving Loan Commitment as set forth on Annex J hereto;

(c) each Incremental Lender shall have received a promissory note to evidence the Revolving Credit Advances made pursuant to the Amendment No. 3 Incremental Revolving Loan Commitments if requested by such Incremental Lender (which notes shall constitute Notes for purposes of this Agreement);

(d) the Agent shall have received a certificate of the chief financial officer of the Borrower Representative, dated as of the Effective Date, certifying that, after giving pro forma effect to all Revolving Loans that could be incurred under the Amendment No. 3 Incremental Revolving Loan Commitments, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Credit Parties, taken as a whole, shall be Solvent;

(e) the Agent shall have received a certificate of the Secretary or an Assistant Secretary of each Credit Party, in form and substance satisfactory to the Agent, (i) certifying the resolutions of such Credit Party’s board of directors (or equivalent governing body) approving and authorizing the Amendment No. 3 Incremental Revolving Loan Commitments, (ii) certifying that none of the organizational documents of such Credit Party delivered to the Agent prior thereto have been modified or altered in any way (or, if modifications have occurred, certifying new copies of such organizational documents) and (iii) certifying the incumbency of the officers of such Credit Party;

(f) the Agent shall have received an opinion of counsel to the Credit Parties in form and substance and from counsel reasonably satisfactory to the Agent, addressed to the Agent and the Incremental Lenders and covering such matters as the Agent may reasonably request;

(g) the Agent shall have received updates, if any, to the perfection certificates for each of the Credit Parties or to the extent that no such update is provided, an Authorized Officer’s certificate stating that no such update is required;

(h) except to the extent waived by the Agent in its discretion, the Agent shall have received copies of Uniform Commercial Code bring-downs of previously delivered reports listing all effective financing statements that name any of the Credit Parties as debtor, together with copies of such financing statements;

(i) the Agent shall have received (i) updated Schedules to the Credit Agreement, (ii) to the extent required by virtue of updates to the perfection certificates, updated schedules to the Guaranty and Security Agreement, in each case, except to the extent that any such schedule relates to a specific date, (iii) satisfactory evidence that the insurance policies required by Section 5.4 of the Credit Agreement are in full force and effect, together with appropriate evidence showing loss payable and/or additional insured clauses or endorsements, as requested by the Agent, in favor of the Agent, (iv) for each Credit Party, except to the extent waived by the Agent in its discretion, (x) good standing certificates in its jurisdiction of organization and (y) good standing certificates and bring-down certificates of qualification to conduct

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business in each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, each dated as of a recent date before the Effective Date and certified by the applicable Secretary of State of other authorized Governmental Authority, (v) a certificate of an Authorized Officer of each Credit Party, dated as of the Effective Date, certifying that the conditions set forth in Section 2.2 of the Credit Agreement are satisfied, in each case in form and substance satisfactory to the Agent and (vi) any documents and evidence of the fulfillment of any conditions reasonably required by any Additional Revolving Lender in respect of any separate commitment entered into prior to the date hereof by such Additional Revolving Lender for its Revolving Loan Commitment reflected on Annex J hereto; and

(j) there shall be no continuing Default or Event of Default (after giving effect to the amendments contemplated by this Amendment), and the representations and warranties of the Borrowers contained in this Amendment shall be true and correct in all material respects.

Section 3.

ACKNOWLEDGEMENTS OF INCREMENTAL LENDERS

(a) Each Incremental Lender hereby acknowledges that its Pro Rata Share of participations in Letters of Credit that are outstanding as of the Effective Date are in accordance with the Revolving Loan Commitments set forth on Annex J attached hereto, it being understood that such acknowledgement is required by Section 1.18 of the Credit Agreement.

(b) By executing and delivering this Amendment, the Additional Revolving Lender hereby (i) becomes a party to and bound by the provisions of the Credit Agreement as a Lender thereunder and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Lender thereunder and (ii) irrevocably appoints General Electric Capital Corporation as the Agent and authorizes it to take such actions on its behalf and to exercise such powers as are delegated to the Agent under the Credit Agreement and the other Loan Documents, together with all such actions and powers that are reasonably incidental thereto.

Section 4.

LIMITATION ON SCOPE

Except as expressly provided herein, the Loan Documents shall remain in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be amendments or waivers of or consents to or modifications of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of any Credit Party requiring the consent of the Agent or the Incremental Lenders except to the extent specifically provided for herein. The Agent and the Incremental Lenders have not and shall not be deemed to have waived any of their respective rights and remedies against any Credit Party for any existing or future Defaults or Events of Default.

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Section 5.

MISCELLANEOUS

(a) Each Borrower hereby represents and warrants as follows:

(i)	this Amendment has been duly authorized and executed by such Borrower and is the legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, except as (1) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors in general and (2) the availability of equitable remedies may be limited by equitable principles of general applicability; and

(ii)	such Borrower repeats and restates the representations and warranties of such Borrower contained in the Credit Agreement as of the Effective Date, except to the extent such representations and warranties relate to a specific date; provided that references to the “Credit Agreement” or “this Agreement” in such representations and warranties shall be deemed to be references to the Credit Agreement as amended pursuant to this Amendment.

(b) This Amendment is being delivered in the State of New York.

(c) Each Borrower ratifies and confirms that all Loan Documents remain in full force and effect notwithstanding the execution and delivery of this Amendment and that nothing contained in this Amendment shall constitute a defense to the enforcement of any Loan Document.

(d) This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

(e) This Amendment is a “Loan Document” and each of the following provisions of the Credit Agreement is hereby incorporated herein by this reference with the same effect as though set forth in its entirety herein, mutatis mutandis, and as if “this Agreement” in any such provision read “this Amendment”: Section 11.6 (Severability), Section 11.9 (Governing Law), Section 11.10 (Notices), Section 11.11 (Electronic Transmissions), Section 11.12 (Section Titles), Section 11.14 (Waiver of Jury Trial), Section 11.17 (Advice of Counsel) and Section 11.18 (No Strict Construction).

[Signature page follows]

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Witness the due execution hereof by the respective duly authorized officers of the undersigned of this Amendment as of the date first written above.

H&E EQUIPMENT SERVICES, INC.

By:	/s/ Leslie Magee
Name:	Leslie Magee
Title:	Chief Financial Officer

H&E EQUIPMENT SERVICES (CALIFORNIA), LLC

By:	/s/ Leslie Magee
Name:	Leslie Magee
Title:	Chief Financial Officer

GREAT NORTHERN EQUIPMENT, INC.

By:	/s/ Leslie Magee
Name:	Leslie Magee
Title:	Chief Financial Officer

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent

By:	/s/ Pamela Eskra
Name:	Pam Eskra
Title:	Duly Authorized Signatory

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Christopher Godfrey
Name:	Christopher Godfrey
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ J. Danforth
Name:	J. Danforth
Title:	V.P.

WELLS FARGO CAPITAL FINANCE, LLC, as a Lender

By:	/s/ Thomas Forbath
Name:	Thomas Forbath
Title:	Vice President

REGIONS BANK, as a Lender

By:	/s/ Bruce Kasper
Name:	Bruce Kasper
Title:	Attorney in Fact

CAPITAL ONE LEVERAGE FINANCE CORP., as a Lender

By:	/s/ Thomas F. Furst
Name:	Thomas F. Furst
Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Mario Quintanilla
Name:	Mario Quintanilla
Title:	Authorized Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Director

By:	/s/ Carin Keegan
Name:	Carin Keegan
Title:	Director

EXHIBIT I

CONSENT AND REAFFIRMATION

Each of the undersigned (the “Guarantors”) hereby (i) acknowledges receipt of a copy of Amendment No. 3, dated as of August 16, 2012 (“Amendment No. 3”), to the Third Amended and Restated Credit Agreement, dated as of July 29, 2010, among H&E Equipment Services, Inc., Great Northern Equipment, Inc., H&E Equipment Services (California), LLC (collectively, the “Borrowers”), the other Credit Parties named therein, the Lenders named therein, General Electric Capital Corporation, as Agent, Bank of America, N.A., as Co-Syndication Agent and Documentation Agent, and Wells Fargo Capital Finance, LLC, as Co-Syndication Agent; (ii) consents to the Borrowers’ execution and delivery thereof and approves and consents to the transactions contemplated thereby; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify or diminish in any respect whatsoever its obligations under its Guaranty and the other Loan Documents to which it is a party and reaffirms that such Guaranty is and shall continue to remain in full force and effect. The acknowledgements contained herein by the Guarantors are made and delivered to induce the Agent and the Incremental Lenders to enter into Amendment No. 3, and the Guarantors acknowledge that the Agent and the Incremental Lenders would not enter into Amendment No. 3 in the absence of such acknowledgements. Although the Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to same, the Guarantors understand that the Agent and the Incremental Lenders have no obligation to inform the Guarantors of such matters in the future or to seek the Guarantors’ acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty. Capitalized terms used herein without definition shall have the meanings given to such terms in Amendment No. 3.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Consent and Reaffirmation on and as of the date of Amendment No. 3.

GNE INVESTMENTS, INC.

By:
Name: Title:

H&E FINANCE CORP.

By:
Name: Title:

H&E CALIFORNIA HOLDING, INC.

By:
Name: Title:

H&E EQUIPMENT SERVICES (MID-ATLANTIC), INC.

By:
Name: Title:

ANNEX J (from Annex A – Commitments definition)

to

CREDIT AGREEMENT

COMMITMENTS

Lender(s):	Amount(s):
General Electric Capital Corporation
Revolving Loan Commitment:	$82,500,000
Swing Line Commitment:	$15,000,000
Bank of America, N.A.
Revolving Loan Commitment:	$82,500,000
Wells Fargo Capital Finance, LLC
Revolving Loan Commitment:	$50,000,000
JPMorgan Chase Bank, N.A.
Revolving Loan Commitment:	$75,000,000
PNC Bank, National Association
Revolving Loan Commitment:	$30,000,000
Regions Bank
Revolving Loan Commitment:	$25,000,000
Capital One Bank
Revolving Loan Commitment:	$20,000,000
Deutsche Bank Trust Company Americas
Revolving Loan Commitment:	$37,500,000